UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21237

Unified Series Trust

(Exact name of registrant as specified in charter)

2960 N. Meridian Street, Suite 300

Indianapolis, IN 46208

(Address of principal executive offices) (Zip code)

Robert W. Silva Huntington Asset Services, Inc. 2960 N. Meridian St. Suite 300 Indianapolis, IN 46208

(Name and address of agent for service)

Registrant’s telephone number, including area code: 317-917-7000

Date of fiscal year end: 12/31

Date of reporting period: 12/31/11

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Crawford Dividend Growth Fund

Annual Report

December 31, 2011

Fund Advisor:

Crawford Investment Counsel, Inc.

600 Galleria Parkway NW,

Suite 1650

Atlanta, Georgia 30339

For a prospectus and more information, including charges and expenses call 1-800-431-1716. The prospectus should be read carefully before investing. Past performance does not guarantee future results. Shares when redeemed may be worth more or less than their original cost.

Distributed by Unified Financial Securities, Inc., Member FINRA, 2960 N. Meridian St., Suite 300, Indianapolis, IN 46208.

MANAGEMENT’S DISCUSSION & ANALYSIS

For the twelve months ended December 31, 2011, the Crawford Dividend Growth Fund Class C shares returned -1.20% net of fees, Class I shares returned -0.31% net of fees, the Russell 1000® Value Index returned 0.39% and the S&P 500® Index returned 2.11% for the same period. The Fund’s underperformance can be traced to a lack of exposure to the Utility sector, which was the best performing sector in both the Russell 1000® Value Index and the S&P 500® Index. During the course of 2011, it was the Fund’s policy to remain fully invested in common stocks, which we classify as 95% or greater of the Fund’s assets.

The Fund continued to focus on companies with a ten year track record of paying increasing dividends. Each company in which the Fund invests is required to increase its dividend or at least maintain it for a period of ten years before it is considered by the Fund. A value discipline is applied to the stock selection process to identify the most attractively valued stocks within the universe of available investments. This leads to a portfolio of high quality companies with consistent and predictable businesses that have historically been able to advance their earnings and dividends throughout an entire economic cycle, encompassing both an expansion and a recession.

The Fund generated competitive returns in 2011 in the face of a volatile market as concerns about the economic recovery came and went throughout the year. It was difficult for investment managers to differentiate themselves versus the market in 2011 as most stocks moved in a coordinated manner. Where some unique movement was seen, the Fund faced a couple of headwinds during the year as growth stocks outperformed value stocks and larger capitalization stocks outperformed smaller capitalization stocks. The Fund still performed almost in line with the market even while owning stocks throughout the market capitalization spectrum and with its focus on value and high quality. The bottom up stock selection process utilized by the Fund allowed it to own stocks that performed well even while the Fund was experiencing the above mentioned headwinds.

Similar to 2010, there were concerns about the economic recovery in 2011. After a period of concern about the potential for a double dip recession in the summer, the market posted strong returns in the fourth quarter of the year. The Fund’s strong showing during that period was mainly due to good stock selection within the Financial and Energy sectors. On December 31, 2011, 64% of the portfolio’s assets were invested in stocks with an S&P Quality rating of A- or higher versus a weighting of 34% for the Russell 1000® Value Index and 43% for the S&P 500® Index. The Fund has always had a higher representation in this area, and we anticipate continuing to maintain this posture.

Materials was the worst performing sector for the Fund this year with a return of -19.05%, and Financials was the second worst at -10.83%. However, Financials and Materials were also the worst performing sectors of the market as well, and our stock selection in Financials was a large positive for the Fund. The Fund avoided investing in large capitalization banks in 2011, and this allowed the Fund’s Financial stocks to only decline -10.83% during the year versus the Financial stocks in the Russell 1000® Value Index declining -17.14%. The Fund’s best performing sector was Energy, which was up 18.78%. Within Energy, the Fund’s selection of companies with primarily North American operations allowed us to take advantage of some of the dislocations seen in the market during the year. The Fund’s Energy stocks advanced 19.05% while the Energy holdings in the Russell 1000® Value Index only advanced 4.49%.

As we look into 2012, we are looking for more of the same from the economy and believe we are in a sustained economic recovery. However; we expect the recovery will continue to be a slow growth one. The stock market has had strong movement since fears of a double dip recession were once again overcome late in the year. We believe the high quality nature of the Fund’s holdings along with the attractive dividend yield and dividend growth prospects position us well as we enter into a period of continued slow economic growth. Inflation should remain well contained, and valuations on large U.S. stocks appear attractive. We believe the Fund is positioned to earn attractive returns relative to other investment styles as investors become more interested in high quality, dividend paying stocks.

Thank you for your investment in the Crawford Dividend Growth Fund.

The views expressed are those of the investment adviser as of December 31, 2011 and are not intended as a forecast or as investment recommendations.

INVESTMENT RESULTS – (Unaudited)

Total Returns

(for the period ended December 31, 2011)

		Average Annual Returns
	One Year	Five Year	Since Inception (January 27, 2004)
Crawford Dividend Growth Fund, Class C*	-1.20%	-1.68%	1.29%
Crawford Dividend Growth Fund, Class C (CDSC Adjusted)*	-1.20%	-1.68%	1.29%
S&P 500® Index**	2.11%	-0.25%	3.28%
Russell 1000® Value Index**	0.39%	-2.64%	3.22%

Total annual operating expenses for the fiscal year ended December 31, 2010, as disclosed in the Fund’s prospectus, were 1.98% of average daily net assets. The Advisor contractually has agreed to cap certain operating expenses (excluding brokerage fees and commissions; borrowing costs such as interest and dividend expenses on securities sold short; taxes; 12b-1 fees; indirect expenses, such as acquired fund fees; and extraordinary lititgation expenses) of the Fund through April 30, 2012.

Total Returns

(for the period ended December 31, 2011)

		Average Annual Returns
	One Year	Five Year	Since Inception (January 5, 2004)
Crawford Dividend Growth Fund, Class I	-0.31%	-0.76%	2.52%
S&P 500® Index**	2.11%	-0.25%	3.51%
Russell 1000® Value Index**	0.39%	-2.64%	3.70%

Total annual operating expenses for the fiscal year ended December 31, 2010, as disclosed in the Fund’s prospectus, were 0.98% of average daily net assets. The Advisor contractually has agreed to cap certain operating expenses (excluding brokerage fees and commissions; borrowing costs such as interest and dividend expenses on securities sold short; taxes; 12b-1 fees; indirect expenses, such as acquired fund fees; and extraordinary lititgation expenses) of the Fund through April 30, 2012.

*	In compliance with SEC guidelines, these returns are presented above with and without a deduction of maximum sales charges and other non-recurring fees. The returns shown assume reinvestment of all capital gains and dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns are shown for each of the required periods and reflect any changes in price per share over those periods. Class C shares are sold with no initial sales charge, but are subject to a Contingent Deferred Sales Charge (CDSC) of 1.00% if redeemed less than one year after purchase and an annual 12b-1 fee of 1.00%.

**

The S&P 500® Index and the Russell 1000® Value Index are widely recognized unmanaged indices of equity prices and are representative of a broader market and range of securities than are found in the Fund’s portfolio. The Index returns do not reflect the deduction of expenses, which have been deducted from the Fund’s returns. The Index returns assume reinvestment of all distributions and do not reflect the deduction of taxes and fees. Individuals cannot invest directly in the S&P 500® Index or the Russell 1000® Value Index; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. Performance data current to the most recent month end may be obtained by calling 1-800-431-1716.

The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the Fund and may be obtained by calling the same number as above. Please read it carefully before investing.

The Fund is distributed by Unified Financial Securities, Inc. Member FINRA.

Comparison of a $10,000 Investment in the Crawford Dividend Growth Fund, Class C,

the S&P 500® Index, and the Russell 1000® Value Index

The chart above assumes an initial investment of $10,000 made on January 27, 2004 (commencement of Fund operations) and held through December 31, 2011. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The S&P 500® Index and the Russell 1000® Value Index are widely recognized unmanaged indices of equity prices and are representative of a broader market and range of securities than are found in the Fund’s portfolio. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

Current performance may be lower or higher than the performance data quoted. For more information on the Fund, to obtain performance data current to the most recent month end, or to obtain a prospectus please call 1-800-431-1716. The Fund’s prospectus contains important information about the Fund’s investment objectives, potential risks, management fees, charges and expenses, and other information. Please read the prospectus carefully before you invest or send money.

The Fund is distributed by Unified Financial Securities, Inc., member FINRA.

Comparison of a $10,000 Investment in the Crawford Dividend Growth Fund, Class I,

the S&P 500® Index, and the Russell 1000® Value Index

The chart above assumes an initial investment of $10,000 made on January 5, 2004 (commencement of Fund operations) and held through December 31, 2011. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The S&P 500® Index and the Russell 1000® Value Index are widely recognized unmanaged indices of equity prices and are representative of a broader market and range of securities than are found in the Fund’s portfolio. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

Current performance may be lower or higher than the performance data quoted. For more information on the Fund, to obtain performance data current to the most recent month end, or to obtain a prospectus please call 1-800-431-1716. The Fund’s prospectus contains important information about the Fund’s investment objectives, potential risks, management fees, charges and expenses, and other information. Please read the prospectus carefully before you invest or send money.

The Fund is distributed by Unified Financial Securities, Inc., member FINRA.

FUND HOLDINGS – (Unaudited)

[1]	As a percentage of net assets
[2]	Common Stock.

The investment objective of the Crawford Dividend Growth Fund (the “Fund”) is total return. Total return is comprised of both capital appreciation and income.

Under normal circumstances, the Fund will invest at least 80% of its assets in securities of companies that pay regular dividends. This investment policy may not be changed without at least 60 days prior written notice to shareholders.

Availability of Portfolio Schedule – (Unaudited)

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Summary of Fund’s Expenses – (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including contingent deferred sales charges (loads) for Class C shares of the Fund; short-term redemption fees; and exchange fees; and (2) ongoing costs, including management fees, distribution and service (12b-1) fees (for Class C shares of the Fund) and other Fund expenses.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2011 to December 31, 2011.

Actual Expenses

The first line of each table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses should not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Expenses shown are meant to highlight your ongoing costs only and do not reflect any transactional costs such as the contingent deferred sales charge (load) imposed on redemptions of Class C shares made less than one year after purchase. The second line of each table below is useful in comparing ongoing costs only and will not help you determine the relative costs of owning different funds. If incurred, the contingent deferred sales charge (load) imposed by the Fund would increase your expenses.

Crawford Dividend Growth Fund – Class C	Beginning Account Value July 1, 2011	Ending Account Value December 31, 2011	Expenses Paid During the Period* (July 1, 2011 – December 31, 2011)
Actual	$1,000.00	$952.54	$9.73
Hypothetical **	$1,000.00	1,015.24	$10.05

*	Expenses are equal to the Fund’s annualized expense ratio of 1.98%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the partial year period).

**	Assumes a 5% return before expenses.

Crawford Dividend Growth Fund – Class I	Beginning Account Value July 1, 2011	Ending Account Value December 31, 2011	Expenses Paid During the Period* (July 1, 2011 – December 31, 2011)
Actual	$1,000.00	$956.68	$4.81
Hypothetical **	$1,000.00	$1,020.29	$4.97

*	Expenses are equal to the Fund’s annualized expense ratio of 0.98%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the partial year period).

**	Assumes a 5% return before expenses.

CRAWFORD DIVIDEND GROWTH FUND

SCHEDULE OF INVESTMENTS

December 31, 2011

COMMON STOCKS – 99.46%	Shares	Fair Value

Consumer Discretionary – 11.35%
Genuine Parts Co.	43,220	$2,645,064
Omnicom Group, Inc.	54,590	2,433,622
Target Corp.	45,990	2,355,608
Wolverine World Wide, Inc.	71,040	2,531,866

		9,966,160

Consumer Staples – 5.91%
PepsiCo, Inc.	38,520	2,555,802
Procter & Gamble Co. / The	39,480	2,633,711

		5,189,513

Energy – 12.84%
Baker Hughes, Inc.	35,400	1,721,856
Chevron Corp.	23,920	2,545,088
Energen Corp.	53,780	2,689,000
Ensco PLC (a)	37,460	1,757,623
Exxon Mobil Corp.	30,190	2,558,904

		11,272,471

Financials – 16.95%
ACE Ltd.	34,850	2,443,682
BlackRock, Inc.	14,280	2,545,267
Brown & Brown, Inc.	108,870	2,463,728
Cullen/Frost Bankers, Inc.	45,480	2,406,347
PartnerRe Ltd.	37,270	2,393,107
T. Rowe Price Group, Inc.	46,140	2,627,673

		14,879,804

Healthcare – 17.32%
Cardinal Health, Inc. – Class A	56,080	2,277,409
Eli Lilly & Co.	61,590	2,559,680
Johnson & Johnson	39,020	2,558,932
Merck & Co., Inc.	71,310	2,688,387
Stryker Corp.	51,900	2,579,949
Teva Pharmaceutical Industries Ltd. (a)	63,160	2,549,138

		15,213,495

Industrials – 11.64%
General Dynamics Corp.	38,430	2,552,136
Illinois Tool Works, Inc.	55,570	2,595,675
United Parcel Service, Inc. – Class B	34,090	2,495,047
W.W. Grainger, Inc.	13,790	2,581,350

		10,224,208

See accompanying notes which are an integral part of the financial statements.

CRAWFORD DIVIDEND GROWTH FUND

SCHEDULE OF INVESTMENTS – (continued)

December 31, 2011

COMMON STOCKS – 99.46% – continued	Shares	Fair Value

Information Technology – 11.80%
Intel Corp.	103,930	$2,520,302
International Business Machines Corp. (IBM)	14,000	2,574,320
Linear Technology Corp.	86,060	2,584,382
Paychex, Inc.	89,170	2,684,909

		10,363,913

Materials – 8.63%
Air Products & Chemicals, Inc.	29,930	2,549,737
Albemarle Corp.	45,880	2,363,279
Greif, Inc. – Class A	58,490	2,664,219

		7,577,235

Telecommunication Services – 3.02%
AT&T, Inc.	87,680	2,651,443

TOTAL COMMON STOCKS (Cost $79,498,688)		87,338,242

TOTAL INVESTMENTS (Cost $79,498,688) – 99.46%		$87,338,242

Other assets in excess of liabilities – 0.54%		477,009

TOTAL NET ASSETS – 100.00%		$87,815,251

(a)	American Depositary Receipt.

PLC	– Public Liability Co.

See accompanying notes which are an integral part of the financial statements.

CRAWFORD DIVIDEND GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2011

Assets
Investments in securities, at fair value (cost $79,498,688)	$87,338,242
Receivable for investments sold	806,730
Dividends receivable	186,935
Interest receivable	434
Prepaid expenses	15,983

Total assets	88,348,324

Liabilities
Cash overdraft	348,387
Payable for fund shares redeemed	77,024
Payable to Advisor (a)	54,747
Payable to fund administrator, fund accountant & transfer agent (a)	15,000
Accrued 12b-1 fees, Class C (a)	9,180
Payable to custodian (a)	3,017
Payable to trustees and officers	697
Accrued expenses	25,021

Total liabilities	533,073

Net Assets	$87,815,251

Net Assets consist of:
Paid in capital	$80,983,530
Accumulated net realized gain (loss) from investment transactions	(1,007,833)
Net unrealized appreciation (depreciation) on investments	7,839,554

Net Asset Value	$87,815,251

Class C:

Net Assets	$6,093,509

Shares outstanding (unlimited number of shares authorized)	585,615

Net asset value and offering price per share	$10.41

Redemption price per share (NAV * 0.99) (b)	$10.31

Class I:

Net Assets	$81,721,742

Shares outstanding (unlimited number of shares authorized)	7,819,090

Net asset value, offering and redemption price per share	$10.45

(a)	See Note 4 in the Notes to the Financial Statements.

(b)	The Fund charges a 1.00% contingent deferred sales charge (“CDSC”) on Class C shares redeemed less than one year after they are purchased.

See accompanying notes which are an integral part of the financial statements.

CRAWFORD DIVIDEND GROWTH FUND

STATEMENT OF OPERATIONS

For the year ended December 31, 2011

Investment Income
Dividend income (Net of foreign withholding tax of $5,287)	$1,831,281
Interest income	2,469

Total Income	1,833,750

Expenses
Investment advisor fees (a)	435,675
12b-1 fees, Class C (a)	60,107
Administration expenses (a)	64,614
Transfer agent expenses (a)	62,286
Fund accounting expenses (a)	35,584
Registration expenses	35,510
Custodian expenses (a)	18,925
Legal expenses	15,337
Auditing expenses	15,304
Trustee expenses	8,806
Report printing expenses	8,220
CCO expenses	8,003
Miscellaneous expenses	5,718
Insurance expenses	3,202
24f-2 expenses	3,073
Pricing expenses	2,296
Other expenses – overdraft fees	22

Total Expenses	782,682
Fees waived and expenses reimbursed by Advisor (a)	(64,256)

Net operating expenses	718,426

Net Investment Income	1,115,324

Realized & Unrealized Gain (Loss)
Net realized gain (loss) on investment securities	2,648,751
Change in unrealized appreciation (depreciation) on investment securities	(2,709,361)

Net realized and unrealized gain (loss) on investment securities	(60,610)

Net increase in net assets resulting from operations	$1,054,714

(a)	See Note 4 in the Notes to the Financial Statements.

See accompanying notes which are an integral part of the financial statements.

CRAWFORD DIVIDEND GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended December 31, 2011	Year ended December 31, 2010
Increase (Decrease) in Net Assets Due To: Operations:
Net investment income	$1,115,324	$1,271,009
Net realized gain (loss) on investment securities	2,648,751	1,867,328
Change in unrealized appreciation (depreciation) on investment securities	(2,709,361)	5,674,782

Net increase (decrease) in net assets resulting from operations	1,054,714	8,813,119

Distributions to shareholders:
From net investment income, Class C	(41,702)	(82,591)
From net investment income, Class I	(1,088,430)	(1,186,511)

Change in net assets from distributions	(1,130,132)	(1,269,102)

Capital Share Transactions – Class C
Proceeds from shares sold	1,899,355	2,620,759
Reinvestment of distributions	37,883	77,174
Amount paid for shares redeemed	(980,755)	(351,872)

Net increase (decrease) in net assets resulting from Class C share transactions	956,483	2,346,061

Capital Share Transactions – Class I
Proceeds from shares sold	30,959,912	26,452,176
Reinvestment of distributions	870,506	1,101,394
In-kind subscriptions	13,671,026	–
Amount paid for shares redeemed	(15,470,977)	(38,307,414)

Net increase (decrease) in net assets resulting from Class I share transactions	30,030,467	(10,753,844)

Net increase (decrease) in net assets resulting from share transactions	30,986,950	(8,407,783)

Total increase (decrease) in Net Assets	30,911,532	(863,766)

Net Assets
Beginning of year	56,903,719	57,767,485

End of year	$87,815,251	$56,903,719

Accumulated undistributed net investment income (loss) included in net assets at end of year	$–	$11,121

Capital Share Transactions – C Shares
Shares sold	178,422	267,820
Shares issued in reinvestment of distributions	3,698	7,281
Shares redeemed	(92,950)	(36,071)

Net increase (decrease) from capital share transactions	89,170	239,030

Capital Share Transactions – I Shares
Shares sold	2,990,826	2,662,787
Shares issued in reinvestment of distributions	84,304	103,514
In-kind subscriptions	1,382,308	–
Shares redeemed	(1,484,319)	(3,698,959)

Net increase (decrease) from capital share transactions	2,973,119	(932,658)

See accompanying notes which are an integral part of the financial statements.

CRAWFORD DIVIDEND GROWTH FUND – CLASS C

FINANCIAL HIGHLIGHTS

(For a share outstanding during the period)

	Year Ended December 31, 2011	Year Ended December 31, 2010		Year Ended December 31, 2009	Year Ended December 31, 2008	Year Ended December 31, 2007
Selected Per Share Data
Net asset value, beginning of year	$10.61	$9.55		$8.27	$11.84	$12.19

Income from investment operations:
Net investment income	0.08	0.10		0.04	0.10	0.06
Net realized and unrealized gain (loss)	(0.21)	1.13		1.33	(3.58)	(0.05)

Total from investment operations	(0.13)	1.23		1.37	(3.48)	0.01

Less Distributions to shareholders:
From net investment income	(0.07)	(0.17)		(0.09)	(0.09)	(0.06)
From net realized gain	–	–		–	–	(0.30)

Total distributions	(0.07)	(0.17)		(0.09)	(0.09)	(0.36)

Net asset value, end of year	$10.41	$10.61		$9.55	$8.27	$11.84

Total Return (a)	-1.20%	12.91%		16.53%	-29.41%	0.11%
Ratios and Supplemental Data
Net assets, end of year (000)	$6,093	$5,267		$2,459	$318	$439
Ratio of expenses to average net assets	1.98%	1.99	%(b)	2.00%	2.00%	2.00%
Ratio of expenses to average net assets before waiver & recoupment	2.10%	2.48%		2.61%	2.77%	2.68%
Ratio of net investment income to average net assets	0.74%	0.97%		1.09%	0.82%	0.44%
Ratio of net investment income (loss) to average net assets before waiver & recoupment	0.62%	0.48%		0.48%	0.05%	(0.24)%
Portfolio turnover rate	31.47%	53.84%		22.56%	35.52%	32.97%

(a)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends. The returns stated do not include effect of the CDSC fee.
(b)	Effective July 15, 2010, Crawford Investment Counsel, Inc., advisor to the Fund, has contractually agreed to lower the Fund’s expense cap to 0.98%, excluding 12b-1 fees of 1.00%.

See accompanying notes which are an integral part of the financial statements.

CRAWFORD DIVIDEND GROWTH FUND – CLASS I

FINANCIAL HIGHLIGHTS – (continued)

(For a share outstanding during the period)

	Year Ended December 31, 2011	Year Ended December 31, 2010		Year Ended December 31, 2009	Year Ended December 31, 2008	Year Ended December 31, 2007
Selected Per Share Data
Net asset value, beginning of year	$10.66	$9.57		$8.26	$11.85	$12.19

Income from investment operations:
Net investment income	0.18 (a)	0.20	(a)	0.12	0.21	0.18
Net realized and unrealized gain (loss)	(0.22)	1.14		1.31	(3.60)	(0.04)

Total from investment operations	(0.04)	1.34		1.43	(3.39)	0.14

Less Distributions to shareholders:
From net investment income	(0.17)	(0.25)		(0.12)	(0.20)	(0.18)
From net realized gain	–	–		–	–	(0.30)

Total distributions	(0.17)	(0.25)		(0.12)	(0.20)	(0.48)

Net asset value, end of year	$10.45	$10.66		$9.57	$8.26	$11.85

Total Return (b)	-0.31%	14.01%		17.37%	-28.60%	1.20%
Ratios and Supplemental Data
Net assets, end of year (000)	$81,722	$51,636		$55,308	$23,783	$40,046
Ratio of expenses to average net assets	0.98%	0.99	%(c)	1.00%	1.00%	1.00%
Ratio of expenses to average net assets before waiver & recoupment	1.07%	1.48%		1.61%	1.57%	1.43%
Ratio of net investment income to average net assets	1.75%	2.03%		2.09%	1.82%	1.44%
Ratio of net investment income to average net assets before waiver & recoupment	1.66%	1.54%		1.48%	1.25%	1.01%
Portfolio turnover rate	31.47%	53.84%		22.56%	35.52%	32.97%

(a)	Per share amounts calculated using average shares method.
(b)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(c)	Effective July 15, 2010, Crawford Investment Counsel, Inc., advisor to the Fund, has contractually agreed to lower the Fund’s expense cap to 0.98%.

See accompanying notes which are an integral part of the financial statements.

CRAWFORD DIVIDEND GROWTH FUND

NOTES TO THE FINANCIAL STATEMENTS

December 31, 2011

NOTE 1. ORGANIZATION

Crawford Dividend Growth Fund (the “Fund”) was organized as a non-diversified series of Unified Series Trust (the “Trust”) on December 7, 2003. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 17, 2002 (the “Trust Agreement”). The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series. The Fund is one of a series of funds currently authorized by the Board of Trustees of the Trust (the “Board”). The investment objective of the Fund is to provide total return. Total return is comprised of both capital appreciation and income.

The Fund currently offers three classes of shares: Class C, Class I, and Class R. Class I shares were first offered to the public on January 5, 2004; Class C shares were first offered to the public on January 27, 2004, and Class R shares were first offered to the public on December 13, 2011. The primary difference between the three classes is attributable to the distribution plan for the Class C shares and the administrative service fee for the Class R shares. Each share represents an equal proportionate interest in the assets and liabilities belonging to the Fund and is entitled to such dividends and distributions out of income belonging to the Fund as are declared by the Trustees. On matters that affect the Fund as a whole, each class has the same voting and other rights and preferences as any other class. On matters that affect only one class, only shareholders of that class may vote. Each class votes separately on matters affecting only that class, or on matters expressly required to be voted on separately by state or federal law. Shares of each class of a series have the same voting and other rights and preferences as the other classes and series of the Trust for matters that affect the Trust as a whole. The Fund may offer additional classes of shares in the future. As of December 31, 2011, only Class C shares and Class I shares of the Fund had assets under management.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with the generally accepted accounting principles in the United States of America (“GAAP”).

Securities Valuation – All investments in securities are recorded at their estimated fair value as described in Note 3.

Federal Income Taxes – The Fund makes no provision for federal income or excise tax. The Fund intends to qualify each year as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of its taxable income. The Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Fund could incur a tax expense.

As of and during the fiscal year ended December 31, 2011, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the Fund did not incur any interest or penalties. The Fund is not subject to examination by U.S. federal tax authorities for tax years prior to 2008.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or another appropriate basis (as determined by the

CRAWFORD DIVIDEND GROWTH FUND

NOTES TO THE FINANCIAL STATEMENTS – (continued)

December 31, 2011

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – continued

Board). Expenses attributable to any class are borne by that class. Income, realized gains and losses, unrealized appreciation and depreciation, and expenses are allocated to each class based on the net assets of that class in relation to the relative net assets of the Fund.

Security Transactions and Related Income – The Fund follows industry practice and records security transactions on the trade date. The first in, first out method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized or accreted using the effective interest method. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country or region.

Dividends and Distributions – Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The Fund intends to distribute its net investment income, net realized long-term capital gains and net realized short-term capital gains at least once a year. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund.

For the fiscal year ended December 31, 2011, the Fund made the following reclassifications to increase/(decrease) the components of net assets:

Paid in Capital	Accumulated Undistributed Net Investment Income
$(3,687)	$3,687

Contingent Deferred Sales Charges – With respect to Class C Shares, there is no initial sales charge on purchases. However, a contingent deferred sales charge (“CDSC”) of 1.00%, based on the lower of the shares’ cost or current net asset value (“NAV”), will be imposed on such purchases if the shares are redeemed less than 12 months after they are purchased. Any shares acquired by reinvestment of distributions will be redeemed without a CDSC. In determining whether a CDSC is payable, the Fund will first redeem shares not subject to any charge.

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

Fair value is defined as the price that a Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (the risk inherent in a particular valuation technique used to measure fair value

CRAWFORD DIVIDEND GROWTH FUND

NOTES TO THE FINANCIAL STATEMENTS – (continued)

December 31, 2011

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

such as a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical securities

•

Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Equity securities, including common stocks are generally valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices more accurately reflect the fair value of such securities. Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price. When using the market quotations or close prices provided by the pricing service and when the market is considered active, the security will be classified as a Level 1 security. Sometimes, an equity security owned by the Fund will be valued by the pricing service with factors other than market quotations or when the market is considered inactive. When this happens, the security will be classified as a Level 2 security. When market quotations are not readily available, when the Advisor determines that the market quotation or the price provided by the pricing service does not accurately reflect the current fair value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review by the Board. These securities will be categorized as Level 3 securities.

Investments in mutual funds, including money market mutual funds, are generally priced at the ending net asset value (NAV) provided by the service agent of the funds. These securities will be categorized as Level 1 securities.

Fixed income securities, when valued using market quotations in an active market, will be categorized as Level 1 securities. However, they may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices more accurately reflect the fair value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine

CRAWFORD DIVIDEND GROWTH FUND

NOTES TO THE FINANCIAL STATEMENTS – (continued)

December 31, 2011

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. These securities will generally be categorized as Level 2 securities. If the Advisor decides that a price provided by the pricing service does not accurately reflect the fair value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board. These securities will be categorized as Level 3 securities.

Short-term investments in fixed income securities, (those with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity), are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value. These securities will be classified as Level 2 securities.

In accordance with the Trust’s good faith pricing guidelines, the Advisor is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Advisor would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Good faith pricing is permitted if, in the Advisor’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before a Fund’s NAV calculation that may affect a security’s value, or the Advisor is aware of any other data that calls into question the reliability of market quotations. Good faith pricing may also be used in instances when the bonds the Fund invests in may default or otherwise cease to have market quotations readily available.

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2011:

	Valuation Inputs
Investments	Level 1 – Quoted Prices in Active Markets	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
Common Stocks*	$87,338,242	$—	$—	$87,338,242
Total	$87,338,242	$—	$—	$87,338,242

* Refer to Schedule of Investments for industry classifications.

The Fund did not hold any investments at any time during the reporting period in which significant unobservable inputs were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period. The Fund did not hold any derivative instruments during the reporting period. During the fiscal year ended December 31, 2011, there were no significant transfers between levels. The amount of transfers in/out is reflected at the securities’ fair value at the reporting period end.

CRAWFORD DIVIDEND GROWTH FUND

NOTES TO THE FINANCIAL STATEMENTS – (continued)

December 31, 2011

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the management agreement (the “Agreement”), the Advisor manages the Fund’s investments subject to the approval of the Board. As compensation for its management services, effective May 2, 2011, the Fund is obligated to pay the Advisor a fee computed and accrued daily and paid monthly at an annual rate of 0.50% of the average daily net assets of the Fund. Prior to May 2, 2011, the Fund was obligated to pay the Advisor a fee computed and accrued daily and paid monthly at an annual rate of 1.00% of its average daily net assets. Effective July 15, 2010, the Advisor contractually agreed to waive its fee and, to the extent necessary, reimburse Fund expenses to maintain the Fund’s total annual operating expenses, excluding any 12b-1 fees (Class C shares only), brokerage fees and commissions, borrowing costs (such as interest and dividend expenses on securities sold short), taxes, any indirect expenses (such as expenses incurred by other investment companies in which the Fund may invest) and extraordinary litigation expenses at 0.98% of its average daily net assets of the Fund through April 30, 2012. Prior to July 15, 2010, the Advisor had contractually agreed to cap expenses at 1.00%. For the fiscal year ended December 31, 2011, the Advisor earned fees of $435,675 from the Fund, before waiver of fees. For the fiscal year ended December 31, 2011, the Advisor waived fees of $107,575, before amounts recouped in the current year. At December 31, 2011, the Fund owed $54,747 to the Advisor.

Each waiver or reimbursement of an expense by the Advisor is subject to repayment by the Fund within the three fiscal years following the fiscal year in which the expense was incurred, provided that the Fund is able to make the repayment without exceeding the expense limitation in place at the time of the waiver and any expense limitation in place at the time of repayment. For the fiscal year ended December 31, 2011, the Advisor recouped $43,319 from the Fund.

The amounts subject to repayment by the Fund, pursuant to the aforementioned conditions are as follows:

Amount	Recoverable through December 31,
$ 213,212	2012
318,079	2013
64,256	2014

The Trust retains Huntington Asset Services, Inc. (“HASI”) to manage the Fund’s business affairs and provide the Fund with administrative services, including all regulatory reporting and necessary office equipment and personnel. For the fiscal year ended December 31, 2011, HASI earned fees of $64,614 for administrative services provided to the Fund. At December 31, 2011, the Fund owed HASI $6,273 for administrative services.

Certain officers of the Trust are members of management and/or employees of HASI. HASI operates as a wholly-owned subsidiary of Huntington Bancshares, Inc., the parent company of Unified Financial Securities, Inc. (the “Distributor”) and Huntington National Bank, the custodian of the Fund’s investments (the “Custodian”). A Trustee of the Trust is a member of management of the Custodian. For the fiscal year ended December 31, 2011, the Custodian earned fees of $18,925 for custody services provided to the Fund. At December 31, 2011, the Fund owed the Custodian $3,017 for custody services.

The Trust retains HASI to act as the Fund’s transfer agent and to provide fund accounting services. For the fiscal year ended December 31, 2011, HASI earned fees of $37,675 from the Fund for transfer agent services provided to the Fund and $24,611 in reimbursement for out-of-pocket expenses incurred in providing transfer agent services to the Fund. For the fiscal year ended December 31, 2011, HASI earned fees of $35,584 from the Fund for fund accounting services provided to the Fund.

CRAWFORD DIVIDEND GROWTH FUND

NOTES TO THE FINANCIAL STATEMENTS – (continued)

December 31, 2011

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES – continued

At December 31, 2011, the Fund owed HASI $3,206 for transfer agent services, $2,025 in reimbursement of out-of-pocket expenses and $3,496 for fund accounting services.

Unified Financial Securities, Inc. acts as the principal distributor of the Fund. During the fiscal year ended December 31, 2011, the Distributor received $29,436 in payments from the Fund. A Trustee is a member of management of Huntington National Bank, a subsidiary of Huntington Bancshares, Inc. (the parent of the Distributor) and officers of the Trust are officers of the Distributor; such persons may be deemed to be affiliates of the Distributor.

The Fund has adopted a distribution plan for Class C shares, pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “Plan”), under which the class is authorized to incur expenses at a maximum annual rate of 1.00% of the average daily net assets for Class C, which includes up to 0.75% for distribution services and up to 0.25% for shareholder services. The 12b-1 payments are made to the Distributor, as the disbursing agent, to pay for eligible expenses. The expenses may include, but are not limited to, the following: (a) payments, including incentive compensation, to securities dealers or other financial intermediaries, financial institutions, investment advisors and others that are engaged in the sale of shares, or that may be advising shareholders of the Trust regarding the purchase, sale or retention of shares; (b) expenses of maintaining personnel (including personnel of organizations with which the Trust has entered into agreements related to the Plan) who engage in or support distribution of shares; (c) costs of preparing, printing and distributing prospectuses and statements of additional information and reports of the Fund for recipients other than existing shareholders of the Fund; (d) costs of formulating and implementing marketing and promotional activities, including, but not limited to, sales seminars, direct mail promotions and television, radio, newspaper, magazine and other mass media advertising; (e) costs of preparing, printing and distributing sales literature; (f) costs of obtaining such information, analyses and reports with respect to marketing and promotional activities as the Trust may, from time to time, deem advisable; and (g) costs of implementing and operating the Plan. The Plan is designed to promote the sale of shares of the Fund. The Plan is a compensation plan, which means that the compensation is provided regardless of 12b-1 expenses actually incurred. The Advisor received $21,491 in 12b-1 payments, in excess of those paid to the Distributor, during the fiscal year ended December 31, 2011. Pursuant to the Plan, the Board reviews, at least quarterly, a written report of the distribution expenses incurred on behalf of the Fund under the Plan. For the fiscal year ended December 31, 2011, the Class C shares incurred 12b-1 expenses of $60,107. At December 31, 2011, the Fund owed the Distributor $9,180 in 12b-1 fees.

NOTE 5. INVESTMENT TRANSACTIONS

For the fiscal year ended December 31, 2011, purchases and sales of investment securities, other than short-term investments and short-term U.S. government obligations, were as follows:

Purchases	Amount
U.S. Government Obligations	$–
Other	38,755,909
Sales
U.S. Government Obligations	$–
Other	20,967,648

CRAWFORD DIVIDEND GROWTH FUND

NOTES TO THE FINANCIAL STATEMENTS – (continued)

December 31, 2011

NOTE 5. INVESTMENT TRANSACTIONS – continued

At December 31, 2011, the net unrealized appreciation of investments for tax purposes was as follows:

Gross Appreciation	$10,330,862
Gross (Depreciation)	(2,663,365)

Net Appreciation (Depreciation) on Investments	$7,667,497

At December 31, 2011, the aggregate cost of securities for federal income tax purposes was $79,670,745.

NOTE 6. ESTIMATES

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 7. BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund (or class) creates a presumption of control of the fund (or class), under Section 2(a) (9) of the Investment Company Act of 1940. At December 31, 2011, Charles Schwab & Co., for the benefit of its customers, owned 27.06% of the Class I shares. Therefore, Charles Schwab & Co., may be deemed to control the Class.

NOTE 8. DISTRIBUTIONS TO SHAREHOLDERS

For the fiscal year ended December 31, 2011, the Fund paid income distributions of $0.1744 per share to Class I shareholders and $0.0714 per share to Class C shareholders.

The tax character of distributions paid during the fiscal years 2011 and 2010 was as follows:

	2011		2010
Distributions paid from:	Class I	Class C	Class I	Class C

Ordinary income	$1,088,430	$41,702	$1,186,511	$82,591
Long-term Capital Gain	–	–	–	–

	$1,088,430	$41,702	$1,186,511	$82,591

At December 31, 2011, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Capital Loss Carryforward	$(835,776)
Unrealized appreciation	7,667,497

$6,831,721

The difference between book basis and tax basis unrealized appreciation as of December 31, 2011, was attributable primarily to the tax deferral of losses on wash sales in the amount of $172,057.

CRAWFORD DIVIDEND GROWTH FUND

NOTES TO THE FINANCIAL STATEMENTS – (continued)

December 31, 2011

NOTE 9. CAPITAL LOSS CARRYFORWARD

At December 31, 2011, the Fund has available for federal tax purposes an unused capital loss carryforward of $835,776, which is available for offset against future taxable net capital gains. To the extent that these carryforwards are used to offset future gains, it is probable that the amount offset will not be distributed to shareholders. The carryforward expires as follows:

Amount	Expires December 31,
$ 835,776	2017

NOTE 10. REGULATED INVESTMENT COMPANY MODERNIZATION ACT OF 2010

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act makes changes to several tax rules impacting the Fund. All of the provisions of the Act are effective for the Fund’s fiscal year ending December 31, 2011. Although the Act provides several benefits, including the unlimited carryover of future capital losses, there may be a greater likelihood that all or a portion of the Funds’ pre-enactment capital loss carryovers may expire without being utilized due to the fact that post-enactment capital losses get utilized before pre-enactment capital loss carryovers.

NOTE 11. CLASS R SHARES

The Class R shares of the Fund commenced operations on February 14, 2012. As of the filing of this report, Class R shares had total subscriptions of $12,532,204 and net assets of $12,598,831.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees

Crawford Dividend Growth Fund

(Unified Series Trust)

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Crawford Dividend Growth Fund (the “Fund”), a series of the Unified Series Trust, as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of Fund management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Crawford Dividend Growth Fund as of December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.

Westlake, Ohio

February 29, 2012

TRUSTEES AND OFFICERS

The Board of Trustees supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires or is removed.

The following tables provide information regarding the Trustees and Officers.

Independent Trustees
Name, Address*, (Age), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Gary E. Hippenstiel (Age – 64) Chairman of the Audit and Pricing Committees Independent Trustee, December 2002 to present	President and founder of Hippenstiel Investment Counsel LLC, a registered investment advisor, since November 2008; Director, Vice President and Chief Investment Officer of Legacy Trust Company, N.A. from September 1991 to September 2008; Chairman of the investment committee for W.H. Donner Foundation and Donner Canadian Foundation from June 2005 to September 2011; Chairman of investment Committee for the Diana Davis Spencer Foundation since October 2011; Chairman and Founder, Constitution Education Foundation since February 2011.
Stephen A. Little (Age – 65) Chairman, December 2004 to present; Independent Trustee, December 2002 to present	President and founder of The Rose, Inc., a registered investment advisor, since April 1993.
Daniel J. Condon (Age – 61) Independent Trustee, December 2002 to present	CEO of Standard Steel, LLC since August 2011; Director Steel Wheels Acquisition Corp. since August 2011; Director Standard Steel, Inc. since August 2011; President and CEO of International Crankshaft Inc., an automotive supply manufacturing company, from 2004 to August 2011; Director International Crankshaft, Inc. since 2004; Chairman, SMI Crankshaft LLC, an automotive and truck supplier, from July 2010 to August 2011.
Ronald C. Tritschler (Age – 59) Independent Trustee, January 2007 to present; Interested Trustee, December 2002 to December 2006	Chief Executive Officer, Director and Legal Counsel of The Webb Companies, a national real estate company, since 2001; Director of First State Financial since 1998; Director, Vice President and Legal Counsel of The Traxx Companies, an owner and operator of convenience stores, since 1989; Chairman, Bluegrass Tomorrow, nonprofit organization.
Kenneth G.Y. Grant (Age – 62) Independent Trustee, May 2008 to present	Senior Vice President of Global Trust Company since 2008; Senior Vice President of Advisors Charitable Gift Fund since May 2005; Senior Vice President and Chief Officer, Corporate Development, of Northeast Retirement Services, Inc. since February 2003; Senior Vice President of Savings Banks Employees Retirement Association since February 2003; Director, Lift Up Africa since 2008; Chair Investment Committee since January 2011 and past Chair; Board of Directors of Massachusetts Council of Churches; Member, Presbytery of Boston, Presbyterian Church (U.S.A.) since June 1975.
*	The address for each trustee is 2960 N. Meridian St., Suite 300, Indianapolis, IN 46208.
**	The Trust currently consists of 25 series.

Interested Trustees & Officers
Name, Address*, (Age), Position with Trust,** Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Nancy V. Kelly (Age – 56)*** Trustee, November 2007 to present	Executive Vice President of Huntington National Bank, the Trust’s custodian, since December 2001; Director, Greenlawn Cemetery since October 2007; Director, Directions for Youth and Families, a social service agency, since August 2006.
Brian L. Blomquist (Age – 52) Principal Executive Officer and President March 2011 to present	President of Huntington Asset Services, Inc., the Trust’s administrator, since February 2010; Senior Vice President of Institutional Custody at Huntington National Bank, the Trust’s custodian, from July 2008 to May 2011, Director of Trust Operations at Huntington National Bank from March 2008 to February 2010; Board Member of King Park Area Development Corporation since February 2011; President of TCL Associates, Inc., a consulting firm specializing in bank acquisitions and integrations for several large financial institutions, from February 2000 to March 2008.
John C. Swhear (Age – 50) Senior Vice President, May 2007 to present	Vice President of Legal Administration and Compliance for Huntington Asset Services, Inc., the Trust’s administrator, since April 2007; Chief Compliance Officer and Vice President of Valued Advisers Trust since August 2008; Chief Compliance Officer of Unified Financial Securities, Inc., the Trust’s distributor, since May 2007; Secretary of Huntington Funds since April 2010; President and Chief Executive Officer of Dreman Contrarian Funds, March 2010 to March 2011; Vice President and Acting Chief Executive Officer of Dreman Contrarian Funds, 2007 to March 2010; Employed in various positions with American United Life Insurance Company from June 1983 to April 2007, including: Associate General Counsel, April 2007; Investment Adviser Chief Compliance Officer, June 2004 to April 2007; Assistant Secretary to the Board of Directors, December 2002 to April 2007 and Chief Compliance Officer of OneAmerica Funds, Inc., June 2004 to April 2007; Chief Counsel, OneAmerica Securities Inc., February 2007 to April 2007; Secretary, OneAmerica Securities, Inc., December 2002 to April 2007.
Robert W. Silva (Age – 45) Principal Financial Officer and Treasurer June 2011 to present	Senior Vice President, Fund Administration for Huntington Asset Services, Inc., the Trust’s administrator, since October 2011, Vice President from September 2010 to October 2011; Treasurer of Huntington Funds since November 2010; Chief Financial Officer and Treasurer of The Huntington Strategy Shares since November 2010; Treasurer and Chief Financial Officer of Dreman Contrarian Funds since March 2011; Senior Vice President of Citi Fund Services Ohio, Inc. from September 2007 to September 2010; Assistant Vice President of Citizens Advisers, Inc. from May 2002 to August 2007.

Interested Trustees & Officers – continued
Name, Address*, (Age), Position with Trust,** Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Lynn E. Wood (Age – 65) Chief Compliance Officer, October 2004 to present	Chief Compliance Officer of Unified Series Trust, since October 2004.
Tara Pierson (Age – 36) Secretary, May 2010 to present	Employed by Huntington Asset Services, Inc., the Trust’s Administrator, since February, 2000; Assistant Secretary of Dividend Growth Trust from March 2006 to present. Assistant Secretary of the Trust from November 2008 to May 2010.
*	The address for each trustees and officer is 2960 N. Meridian St., Suite 300, Indianapolis, IN 46208.

**	The Trust currently consists of 25 series.

***	Ms. Kelly is deemed an interested trustee because she is an officer of an entity that is under common control with Unified Financial Securities, Inc., one of the Trust’s distributors.

OTHER INFORMATION

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the trustees and is available without charge, upon request. You may call toll-free at (800) 431-1716 to request a copy of the SAI or to make shareholder inquiries.

MANAGEMENT AGREEMENT RENEWAL (Unaudited)

The Chairman reported that on October 31, 2011, the Adviser Contract Renewal Committee (the “Committee”) of the Board of Trustees of the Trust (the “Board”) convened via teleconference to consider whether to recommend that the full Board renew the Management Agreement between the Trust and Crawford Investment Counsel (the “Adviser” or “Crawford”) on behalf of the Crawford Dividend Growth Fund (the “Fund”).

In advance of the meeting, the Committee members acknowledged receiving and reviewing the materials compiled by Huntington Asset Services, Inc., the Trust’s administrator (the “Administrator”), which had been provided in advance of the meeting. They noted that no changes were proposed to the Fund’s management agreement, and the expense cap agreement in place would be renewed for an additional year. They noted that the materials specifically provided to the Committee included the following information: (i) executed copies of the Fund’s Management Agreement and expense cap side letter, if any; (ii) a letter sent by the Administrator on behalf of the Board to the Fund’s Adviser requesting information that the Trustees likely would consider renewing the Agreement as required under Section 15(c) of the Investment Company Act of 1940, as amended, and the Adviser’s response, including among other information, a description of the Adviser’s services to the Fund, any changes in advisory personnel, an analysis of the Adviser’s profitability from managing the Fund, a soft dollar report, and ideas for future growth for the Fund; (iii) a certification from the CCO that the Adviser has adopted a compliance program that is reasonably designed to prevent violation of federal securities laws by the Fund; (iv) the Adviser’s Form ADV Parts 1 and 2A; (v) current financial statements for the Adviser; (vi) the Fund’s Schedule of Investments as of July 31, 2011; (vii) a commentary prepared by the Fund’s portfolio manager analyzing the Fund’s prior performance; and (viii) reports prepared by the Administrator comparing the Fund’s performance returns, advisory fees and expense ratios to those of its peer group and benchmark as applicable. After discussing the materials, the Committee contacted certain executives, portfolio managers and compliance personnel of the Adviser and conducted an interview led by the Chairman of the Audit Committee of the Board.

After their conference calls with the Adviser concluded, the Committee members noted that they had received and evaluated such information as they deemed necessary to make their recommendation to the full Board. They also noted that they had taken into account a number of factors that they believe, in light of the legal advice provided by legal counsels, and their own business judgment, to be relevant. They noted that this included information regarding the Fund and its Adviser that had been provided to the Board throughout the year at regular meetings of the Board, as well as information that had been specifically furnished to the Committee in connection with its review of the management agreements. As a result, the Committee noted as follows:

(i)	The Nature, Extent and Quality of Services – The Committee noted that Crawford Investment Counsel (the “Adviser”) manages approximately $2.9 billion, of which the Fund represents approximately $63 million, as of June 30, 2011. The Committee reviewed the responses from the Adviser as to the resources provided to the Fund, and considered the adequacy of such resources in light of the desire to increase the level of Fund assets, and whether the resources are sufficient to sustain good performance, compliance and other needs. The Committee determined that the Adviser’s resources appear adequate, and specifically noted that the Adviser provides the Fund with two experienced portfolio managers, three research analysts, a trader and administrative staff, as well as the advice of the Adviser’s compliance officer. The Committee noted the Adviser had not proposed any changes to the level of services provided to the Fund.

The Committee noted that various compliance reports had been provided by the Adviser and the CCO to the Board throughout the year, and noted, based on such reports, that the Fund’s investment policies and restrictions were consistently complied with during the last year. The CCO confirmed that he was not aware of any material compliance issues, and also confirmed that he had reviewed the Adviser’s compliance policies and procedures and determined that they appeared reasonably designed to prevent violation of federal securities laws. The Committee reminded the Adviser that the Adviser and not the Administrator, has sole and primary responsibility for pre-trade compliance and ensuring that the investments selected by the Adviser comply with the Fund’s investment objectives, policies and limitations. The Adviser confirmed its commitment to compliance to the Committee, and also stated that there had been no instances of portfolio non-compliance by the Fund as a result of the Adviser’s diligence.

(ii)	Fund and Adviser Performance – The Committee discussed the Fund’s performance and reviewed other materials provided by the Adviser and the Administrator with respect to such performance. The Committee noted that the Fund had achieved a positive return for the one year ended August 31, 2011, which was lower than the performance of its benchmarks and peer group. However, they also noted that the Fund’s Class I shares had outperformed both its peer group and benchmarks over the longer five-year period. The Committee noted that the Fund’s Class I shares currently have a four star rating by Morningstar and the Class C shares have a three star rating.

The Committee noted that, in addition to the Fund, the Adviser also manages certain separate accounts with investment objectives and strategies similar to the Fund. As a result, the Committee sought and received assurances from the Adviser that trades were being allocated fairly among the Fund and the separate accounts, given the potential for conflict of interest in managing the Fund and the separate accounts side-by-side. The Adviser explained that its separate accounts outperformed the Fund due to higher fees and expenses related to the Fund and its trading activity.

(iii)	Fee Rates and Profitability – The Committee noted that the Adviser has recently lowered the Fund’s advisory fee. The Adviser confirmed that it would agree to continue capping certain operating expenses of the Fund at 0.98% for an additional year. The Committee then reviewed the Adviser’s fee schedules for separate accounts managed by the Adviser using a strategy similar to the Fund’s. They noted that these separate accounts would pay a lower management fee, including fee breakpoints as assets under management increased. The Committee noted that the Adviser had explained that its responsibilities with respect to the Fund are more extensive and time consuming than those with respect to separate accounts. For example, the Adviser noted that the separate accounts did not require extensive quarterly board and compliance reporting or the numerous SEC filings required of mutual funds. The Committee noted that the Fund’s advisory fee of 0.50% and its total expense ratio (after fee waivers and reimbursements) were lower than its peer group average.

The Committee reviewed a profitability analysis prepared by the Adviser. The Adviser represented that the Fund’s management agreement was not profitable, due to the Fund-related expenses such as the Adviser’s obligations to cap the Fund’s expenses.

The Committee next reviewed the Adviser’s financial statements for the six month period ended June 30, 2011. They concluded, based on their review, that the Adviser appears to be well-capitalized and able to meet its obligations to the Fund.

The Committee noted that, with respect to its soft dollar arrangements, the Adviser stated that clients pay an average commission rate to brokers that provide certain research services to the Adviser, and that the average commission rate paid by the Fund to soft dollar brokers is the same as commission rates paid by the Adviser’s private accounts for similar transactions.

Finally, the Committee noted that the Adviser receives a 1.00% 12b-1 fee from the Fund’s Class C shares. The Adviser reported that a portion of this fee is paid to mutual fund platform sponsors. The Committee members encouraged the Adviser to develop a marketing plan to use accrued 12b-1 fees to effectively market the Fund’s Class C shares.

(iv)	Economies of Scale – In determining the reasonableness of the advisory fees, the Committee also considered whether economies of scale will be realized as the Fund grows larger, and the extent to which this is reflected in the advisory fees. The Committee noted that the Fund had been growing but that it did not appear that the Adviser has begun to realize any significant economies of scale from managing the Fund.

After reviewing all of the foregoing, the Committee determined that the Fund’s advisory fees (after waiver and reimbursement by Adviser) are reasonable, based on the quality of advisory services provided to the Fund, and unanimously voted to recommend the Board approve the Fund’s Management Agreement.

PROXY VOTING

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies during the most recent twelve month period ended June 30 is available without charge upon request by (1) calling the Funds at (800) 431-1716 and (2) from Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

TRUSTEES

Stephen A. Little, Chairman

Gary E. Hippenstiel

Daniel J. Condon

Ronald C. Tritschler

Nancy V. Kelly

Kenneth G.Y. Grant

OFFICERS

Brian L. Blomquist, Principal Executive Officer and President

John C. Swhear, Senior Vice-President

Robert W. Silva, Principal Financial Officer and Treasurer

Lynn E. Wood, Chief Compliance Officer

Tara Pierson, Secretary

INVESTMENT ADVISOR

Crawford Investment Counsel, Inc.

600 Galleria Parkway NW

Suite 1650

Atlanta, GA 30339

DISTRIBUTOR

Unified Financial Securities, Inc.

2960 North Meridian Street, Suite 300

Indianapolis, IN 46208

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen Fund Audit Services Ltd.

800 Westpoint Parkway, Suite 1100

Westlake, OH 44145

LEGAL COUNSEL

Thompson Coburn LLP

One US Bank Plaza

St. Louis, MO 63101

LEGAL COUNSEL TO THE INDEPENDENT TRUSTEES

Thompson Hine LLP

312 Walnut St., 14th Floor

Cincinnati, OH 45202

CUSTODIAN

Huntington National Bank

41 South Street

Columbus, OH 43125

ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTANT

Huntington Asset Services, Inc.

2960 North Meridian Street, Suite 300

Indianapolis, IN 46208

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Unified Financial Securities, Inc.

Member FINRA/SIPC

PRIVACY POLICY

The following is a description of the Fund’s policies regarding disclosure of nonpublic personal information that you provide to the Fund or that the Fund collects from other sources. In the event that you hold shares of the Fund through a broker-dealer or other financial intermediary, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

Categories of Information the Fund Collects. The Fund collects the following nonpublic personal information about you:

•	Information the Fund receives from you on applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, and date of birth); and

•	Information about your transactions with the Fund, its affiliates, or others (such as your account number and balance, payment history, cost basis information, and other financial information).

Categories of Information the Fund Discloses. The Fund does not disclose any nonpublic personal information about its current or former shareholders to unaffiliated third parties, except as required or permitted by law. The Fund is permitted by law to disclose all of the information it collects, as described above, to service providers (such as the Fund’s custodian, administrator, transfer agent, accountant and legal counsel) to process your transactions and otherwise provide services to you.

Confidentiality and Security. The Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you. The Fund maintains physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

Disposal of Information. The Fund, through its transfer agent, has taken steps to reasonably ensure that the privacy of your nonpublic personal information is maintained at all times, including in connection with the disposal of information that is no longer required to be maintained by the Fund. Such steps shall include, whenever possible, shredding paper documents and records prior to disposal, requiring off-site storage vendors to shred documents maintained in such locations prior to disposal, and erasing and/or obliterating any data contained on electronic media in such a manner that the information can no longer be read or reconstructed.

Item 2. Code of Ethics.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b) For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)	Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)	Accountability for adherence to the code.

(c) Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d) Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)	Posting: We do not intend to post the Code of Ethics for the Officers or any amendments or waivers on a website.

(f) Availability: The Code of Ethics for the Officers can be obtained, free of charge by calling the toll free number for the appropriate Fund.

Item 3.   Audit Committee Financial Expert.

(a) The registrant’s board of trustees has determined that the registrant does not have an audit committee financial expert. The committee members and the full Board considered a possibility of adding a member that would qualify as an expert. The audit committee determined that, although none of its members meet the technical definition of an audit committee expert, the committee has sufficient financial expertise to adequately perform its duties under the Audit Committee Charter without the addition of a qualified expert.

Item 4.   Principal Accountant Fees and Services.

(a)	Audit Fees

Crawford Dividend Growth Fund	FY 2011	$12,500
	FY 2010	$12,500

(b)	Audit-Related Fees

	$12,500	$12,500
Registrant

Crawford Dividend Growth Fund	FY 2011	$0
	FY 2010	$0

(c)	Tax Fees

Registrant

Crawford Dividend Growth Fund	FY 2011	$2,500
	FY 2010	$2,500

Nature of the fees: Preparation of the 1120 RIC and Excise review

(d)	All Other Fees

Registrant

Crawford Dividend Growth Fund	FY 2011	$1,150
	FY 2010	$0

Nature of the fees:    Fund Accounting system conversion testing and additional Class Consent

(e) (1)	Audit Committee’s Pre-Approval Policies

The Audit Committee Charter requires the Audit Committee to be responsible for the selection, retention or termination of auditors and, in connection therewith, to (i) evaluate the proposed fees and other compensation, if any, to be paid to the auditors, (ii) evaluate the independence of the auditors, (iii) pre-approve all audit services and, when appropriate, any non-audit services provided by the independent auditors to the Trust, (iv) pre-approve, when appropriate, any non-audit services provided by the independent auditors to the Trust’s investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser and that provides ongoing services to the Trust if the engagement relates directly to the operations and financial reporting of the Trust, and (v) receive the auditors’ specific representations as to their independence;

(2)	Percentages of Services Approved by the Audit Committee

Registrant

Audit-Related Fees:	0%
Tax Fees:	0%
All Other Fees:	0%

(f)	During audit of registrant’s financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant’s engagement were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

	Registrant	Adviser
FY 2011	$0	$0
FY 2010	$0	$0

(h)	Not applicable. The auditor performed no services for the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

Item 5. Audit Committee of Listed Companies. NOT APPLICABLE – applies to listed companies only

Item 6. Schedule of Investments. Schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. NOT APPLICABLE – applies to closed-end funds only

Item 8. Portfolio Managers of Closed-End Investment Companies. NOT APPLICABLE – applies to closed-end funds only

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. NOT APPLICABLE – applies to closed-end funds only

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a) Based on an evaluation of the registrant’s disclosure controls and procedures as of March 2, 2012 the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Code is filed herewith

(2)	Certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes- Oxley Act of 2002 and required by Rule 30a-2under the Investment Company Act of 1940 are filed herewith.

(3)	Not Applicable

(b)	Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Unified Series Trust

By	/s/ John C. Swhear
John C. Swhear, Interim President

Date 3/2/12

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ John C. Swhear
John C. Swhear, Interim President

Date 3/2/12

By	/s/ Robert W. Silva
Robert W. Silva, Treasurer

Date 2/29/12